UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LIGHTSTONE VALUE PLUS REAL ESTATE
INVESTMENT TRUST II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 1, 2016

To the Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

I am pleased to invite our stockholders to the 2016 Annual Meeting of Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation. The annual meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022, at 9:15 a.m., Eastern Standard Time, on December 1, 2016.

At the meeting, you will be asked to:

•	consider and vote upon the election of four directors to serve until our 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and
•	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on September 30, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may authorize a proxy by marking your voting instructions on the proxy card, signing and dating it, and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board’s recommendation. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

You are cordially invited to attend the 2016 Annual Meeting of Stockholders. Your vote is important.

By Order of the Board of Directors,

Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 14, 2016

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

PROXY STATEMENT

i

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation (which we refer to in this proxy statement as the “Company”), for use at the 2016 Annual Meeting of Stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card and notice of annual meeting are first being mailed to our stockholders on or about October 17, 2016. The 2015 Annual Report on Form 10-K was previously mailed to our stockholders on or about April 30, 2016.

Our Annual Report on Form 10-K for the year ended December 31, 2015 and the exhibits thereto may be accessed online through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may request a copy of our 2015 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, telephone (866) 792-8700.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the annual meeting and where will it be held?

Our 2016 Annual Meeting of Stockholders will be held on December 1, 2016, at 9:15 a.m., Eastern Standard Time. The meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

•	consider and vote upon the election of four directors to serve until our 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and
•	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the items listed above.

Who can vote at the meeting?

The record date for the determination of holders of shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on September 30, 2016. Accordingly, any holder of shares of Common Stock on the record date is entitled to notice of and to vote at the meeting. As of the record date, approximately 18.4 million shares of our Common Stock were issued and outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the meeting or any adjournment or postponement thereof.

How can I vote?

You may vote in person at the meeting or by proxy. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxy-direct.com/; or
•	by telephone, by calling toll free (800) 337-3503.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the meeting, you may submit your vote in person, and any proxy that you authorized by mail, Internet or telephone will be superseded by the vote that you cast at the meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted FOR each of the four nominees for director named in this proxy statement for election as director.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9729, (ii) attending the meeting and voting in person or (iii) providing written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the meeting. Your attendance at the meeting without voting will not be sufficient to revoke a previous proxy authorization.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What are the board’s recommendations?

The Board of Directors recommends that you vote FOR each of the four nominees for director named in this proxy statement for election as director.

What votes are required to elect directors?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of Common Stock entitled to vote who are present in person or by proxy at the meeting. Any shares deemed present at the meeting but not voted (whether by abstention or broker non-vote) have the same impact as a vote against the directors. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner is deemed present for purposes of establishing a quorum for the meeting but does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What constitutes a “quorum”?

The presence at the meeting, in person or represented by proxy, of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Lightstone Value Plus REIT II, LLC (the “Advisor”), who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $33,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the meeting approaches, certain stockholders may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each stockholder’s full name and address, or the zip code or employer identification number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this proxy statement. CFS will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to ensure that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, New Jersey 08701, or call us at (866) 792-8700. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about authorizing a proxy by mail, telephone or Internet to vote my shares?

Please call CFS, our proxy solicitor, at 1-866-641-4227.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2017 Annual Meeting, pursuant to our current bylaws we must receive written notice of the proposal at our executive offices during the period beginning on May 1, 2017, and ending at 5:00 p.m., Eastern Daylight Time, on June 1, 2017. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than June 1, 2017. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2017 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors ultimately is responsible for directing the management of our business and affairs. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our Sponsor, The Lightstone Group (the “Sponsor”). The Board of Directors, including our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:

•	ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;
•	employment by the Company, the Sponsor, the Advisors or any of their affiliates;
•	service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;
•	performance of services, other than as a director of the Company;
•	service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or
•	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

We currently have four directors, three of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies.

During 2015, the Board of Directors held ten meetings including our annual stockholders’ meeting held on December 3, 2015. The entire Board of Directors was present at all of the meetings. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2016 Annual Meeting of Stockholders.

Nominees for the Board of Directors

The Board of Directors has proposed the following nominees for election as directors, each to serve until our 2017 Annual Meeting of stockholders and until his successor is duly elected and qualifies: Messrs. David W. Lichtenstein, Edwin J. Glickman, George R. Whittemore and Dov Gertzulin. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the four nominees for director. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy.

We know of no reason why any nominee will be unable to serve if elected. If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The principal occupation and certain other information about the nominees are set forth below.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	55	2008	Mr. David Lichtenstein is the Chairman of our Board of Directors and our Chief Executive Officer. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multi-family, lodging, retail and industrial properties located in 20 states and Puerto Rico. From June 2004 to the present, Mr. Lichtenstein has served as the Chairman of the board of directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust, Inc.(“Lightstone I”) and Lightstone Value Plus REIT LLC, its advisor. From October 2012 to the present, Mr. Lichtenstein has served as the Chairman of the board of directors of Lightstone Value Plus Real Estate Investment Trust III, Inc. (“Lightstone III”) and from April 2013 to the present, as the Chief Executive Officer of Lightstone III and of Lightstone Value Plus REIT III LLC. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Real Estate Income Trust Inc., (“Lightstone IV”), and as Chief Executive Officer of Lightstone Real Estate Income LLC, its advisor. From June 2015 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Hamilton National Income Trust, Inc., (“HNIT”), and as Chief Executive Officer of Hamilton National Income Trust LLC, its advisor. Mr. Lichtenstein was the president and/or director of certain subsidiaries of Extended Stay Hotels, Inc. (“Extended Stay”) that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Lichtenstein is no longer affiliated with Extended Stay. From July 2015 to the present, Mr. Lichtenstein has served as a member of the Board of Directors of the New York City Economic Development Corporation. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., an industry trade group, as well as a member of the Board of Directors of Touro College and New York Medical College.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
			Mr. Lichtenstein has been selected to serve as a director due to his extensive experience and networking relationships in the real estate industry, along with his experience in acquiring and financing real estate properties.
Edwin J. Glickman	84	2008	Mr. Glickman is one of our independent directors and the Chairman of our Audit Committee. From December 2013 to present, has served as a member of the board of directors of Lightstone III and from September 2014 to the present has served as a member of the board of directors of Lightstone IV. From December 2004 through January 2015, Mr. Glickman previously served as a member of the board of directors of Lightstone I. In January 1995, Mr. Glickman co-founded Capital Lease Funding, a leading mortgage lender for properties net leased to investment grade tenants, where he remained as Executive Vice President until May 2003 when he retired. Mr. Glickman was previously a trustee of publicly traded RPS Realty Trust from October 1980 through May 1996, and Atlantic Realty Trust from May 1996 to March 2006. Mr. Glickman graduated from Dartmouth College.
			Mr. Glickman has been selected to serve as an independent director due to his extensive experience in mortgage lending and finance.
George R. Whittemore	66	2008	Mr. Whittemore is one of our independent directors. From July 2006 to the present, Mr. Whittemore has served as a member of the board of directors of Lightstone I and from December 2013 to present, has served as a member of the board of directors of Lightstone III. Mr. Whittemore also presently serves as a Director of Village Bank Financial Corporation in Richmond, Virginia, a publicly traded company. Mr. Whittemore previously served as a as a Director of Condor Hospitality, Inc. in Norfolk, Nebraska, a publicly traded company, from November 1994 to March 2016. Mr. Whittemore previously served as a director and audit committee chairman of Prime Group Realty Trust from July 2005 until December 2012. Mr. Whittemore previously served as President and Chief Executive Officer of Condor Hospitality Trust, Inc. from November 2001 until August 2004 and as Senior Vice President and Director of both Anderson & Strudwick, Incorporated, a brokerage firm based in Richmond, Virginia, and Anderson & Strudwick Investment Corporation, from October 1996 until October 2001. Mr. Whittemore has also served as a Director, President and Managing Officer of Pioneer Federal Savings Bank and its parent, Pioneer Financial Corporation, from September 1982 until August 1994, and as President of Mills Value Adviser, Inc., a registered investment advisor. Mr. Whittemore is a graduate of the University of Richmond.
			Mr. Whittemore has been selected to serve as an independent director due to his extensive experience in accounting, banking, finance and real estate.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
Dov Gertzulin	38	2015	Mr. Gertzulin is one of our independent directors. Mr. Gertzulin is the Founder and Managing Member of DG Capital Management, LLC, a New York City based investment adviser founded in February of 2007. Prior to establishing DG Capital, Mr. Gertzulin was a Vice President and Portfolio Manager at Neuberger Berman where he co-managed over $4 billion for high net worth and institutional investors. Mr. Gertzulin joined Neuberger Berman in March of 2002 as a research analyst. Previously, he was a research analyst at JDS Capital Management, which he joined in January of 2000 after beginning his investment career at Neuberger Berman in June of 1998. Mr. Gertzulin earned his MBA from New York University’s Stem School of Business in 2006, where he specialized in finance and accounting and was named a Stern Scholar. He earned a BBA from Baruch College in 2001. Mr. Gertzulin is the Chairman of the Investment Committee of the Baruch College Fund with responsibility of overseeing the endowment and is a member of the Executive Committee of the Baruch College Fund Board of Trustees.
			Mr. Gertzulin has been selected to serve as an independent director due to his extensive experience in investment advisory, finance and accounting.

The members of the Board of Directors unanimously recommend a vote “FOR” each of the nominees to be elected as directors.

CORPORATE GOVERNANCE

The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). The Audit Committee consists of three members composed entirely of our independent directors. The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules.

Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. Mr. Teichman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.

Audit Committee

The Board of Directors established an Audit Committee in December 2008. A copy of the charter of the Audit Committee is available on our website at www.lightstonecapitalmarkets.com or in print to any stockholder who requests it c/o Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701. Our Audit Committee consists of Messrs. Edwin J. Glickman, George R. Whittemore and Dov Gertzulin. Mr. Glickman is the chairman of our audit committee.

The Audit Committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards. In addition, the Board of Directors has determined that Mr. Glickman and Mr. Whittemore are qualified as “audit committee financial experts” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.

During 2015, the Audit Committee held five meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2015 is discussed below under the heading “Audit Committee Report.”

Nominating the Board of Directors

The Board of Directors does not have a standing nominating committee for the purpose of nominating individuals to serve as directors. All members of our Board of Directors participate in the consideration of director nominees. The primary functions of the members of the Board of Directors relating to the consideration of director nominees is to identify individuals qualified to serve on the Board of Directors. We have not adopted a specific policy regarding the consideration of director nominees recommended to us by stockholders.

In determining the composition of the Board of Directors, our goals are to assemble a board that, as a whole, possesses the appropriate balance of professional and real estate industry knowledge, financial expertise and high-level management experience to bring a diverse set of skills and experiences to the board as a whole to oversee our business. The Board of Directors believes that diversity is an important attribute of the members of our Board of Directors and that the members should represent an array of backgrounds. To that end, our Board of Directors includes directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies in “Proposal One” include information, as of the date of this proxy, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.

The Board of Directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. The Board of Directors gives consideration to the members of the Board of Directors having a diverse mix of background and skills. This review also includes the candidate’s ability to attend regular board meetings and to devote a sufficient amount of time and effort in preparation for such meetings.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on our website at www.lightstonecapitalmarkets.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.

Board Leadership Structure

As noted above, our Board of Directors currently is comprised of three independent directors and one affiliated director. Mr. Lichtenstein has served as Chairman of the Board of Directors since 2008 and serves as our Chief Executive Officer. Mr. Glickman, one of the independent directors, serves as the “presiding director” at any executive sessions of the independent directors, as defined under the rules of the NYSE. The Board of Directors believes that this provides an effective leadership model for the Company.

We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our investors and other stakeholders that the Company is under strong leadership, coordinated closely between Mr. Lichtenstein, who has over 20 years of real estate industry experience, and Mr. Glickman, who has served various public and private entities as a key executive and officer over the past 20 years. In our judgment, the Company, like many U.S. companies, has been well-served by this leadership structure.

Board Role in Risk Oversight

Our Board of Directors is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for discussing guidelines and policies governing the process by which our senior management and our relevant departments assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence

Our charter and bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, our Sponsor or our Advisor or any of their affiliates by virtue of:

•	ownership of an interest in our Sponsor, our Advisor or any of their affiliates, other than the Company;

•	employment by the Company, our Sponsor, our Advisor or any of their affiliates;
•	service as an officer of our Sponsor, our Advisor or any of their affiliates, other than as a director of the Company;
•	performance of services, other than as a director of the Company;
•	service as a director of more than three real estate investment trusts organized or controlled by our Sponsor or advised by our Advisor; or
•	maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

An independent director cannot be associated with us, our Sponsor or our Advisor as set forth above either directly or indirectly. An indirect association with our Sponsor or our Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, our Sponsor, our Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from our Advisor or our Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that George R. Whittemore, Edwin J. Glickman and Dov Gertzulin have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Our Directors

We have no standing compensation committee. Our entire Board of Directors determines matters relating to director and officer compensation. Our Board of Directors designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as a REIT, service as an independent director on our Board of Directors requires broad expertise in the fields of real estate and real estate investment.

Effective as of August 1, 2015, we pay our independent directors an annual fee of $40,000 and are responsible for reimbursement of their out-of-pocket expenses, as incurred. Pursuant to our employee and director incentive share plan (discussed below), in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of shares of our Common Stock or a combination of shares of our Common Stock and cash.

Compensation of Our Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are all employees of our Advisor and are compensated by our Advisor. As a result, our Board of Directors has determined that it is not necessary to establish a compensation committee. In addition, we do not have, and the Board of Directors has not considered, a compensation policy or program for our executive officers, and we have not included a “Compensation Discussion and Analysis” in this proxy statement. See “Certain Relationships and Related Party Transactions” below for a discussion of the fees paid to and services provided by our Dealer Manager, Advisor and Property Manager.

Compensation Committee Interlocks and Insider Participation

The Board of Directors in its entirety performs the duties typically delegated to a compensation committee. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information as of September 30, 2016 concerning each of our directors and officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held	Served as a Director Since
David Lichtenstein	55	Chief Executive Officer and Chairman of the Board of Directors	2008
Edwin J. Glickman	84	Director	2008
George R. Whittemore	66	Director	2008
Dov Gertzulin	38	Director	2015
Mitchell Hochberg	64	President and Chief Operating Officer	N/A
Joseph Teichman	43	General Counsel	N/A
Donna Brandin	59	Chief Financial Officer and Treasurer	N/A

David Lichtenstein — for biographical information about Mr. Lichtenstein, see “Nominees for the Board of Directors.”

Edwin J. Glickman — for biographical information about Mr. Glickman, see “Nominees for the Board of Directors.”

George R. Whittemore — for biographical information about Mr. Whittemore, see “Nominees for the Board of Directors.”

Dov Gertzulin — for biographical information about Mr. Gertzulin, see “Nominees for the Board of Directors.”

Mitchell Hochberg is our President and Chief Operating Officer and also serves as President and Chief Operating Officer of Lightstone I, Lightstone III, Lightstone IV and HNIT and their respective advisors. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures, a real estate investment, development and advisory firm specializing in hospitality and residential projects from 2007 to August 2012 when it combined with our sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury residential neighborhoods in the Northeast in 1985 where for 20 years he served as its President and Chief Executive Officer. Additionally, Mr. Hochberg serves on the board of directors of Belmond Ltd and through October 2014 served on the board of directors and as Chairman of the board of directors of Orleans Homebuilders, Inc. Mr. Hochberg received his law degree from Columbia University School of Law where he was a Harlan Fiske Stone Scholar and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Joseph E. Teichman is our General Counsel and Secretary and also serves as General Counsel and Secretary of Lightstone I, Lightstone III, Lightstone IV and HNIT and their respective advisors. Mr. Teichman also serves as Executive Vice President and General Counsel of our Advisor and Sponsor. Prior to joining us in January 2007, Mr. Teichman practiced law at the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York, NY from September 2001 to January 2007. Mr. Teichman earned his J.D. from the University of Pennsylvania Law School in May 2001. Mr. Teichman earned a B.A. from Beth Medrash Govoha, Lakewood, NJ. Mr. Teichman is licensed to practice law in New York and New Jersey. Mr. Teichman was also a director and officer of certain subsidiaries of Extended Stay that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Teichman is no longer affiliated with Extended Stay. Mr. Teichman is also a member of the Board of Directors of Yeshiva Orchos Chaim, Lakewood, New Jersey and was appointed to the Ocean County College Board of Trustees in February 2016.

Donna Brandin is our Chief Financial Officer and Treasurer and also serves as Chief Financial Officer and Treasurer of Lightstone I, Lightstone III Lightstone IV and HNIT. Ms. Brandin also serves as the Executive Vice President, Chief Financial Officer and Treasurer of our Sponsor and as the Chief Financial Officer and Treasurer of our Advisor and the advisors of Lightstone I, Lightstone III Lightstone IV and HNIT. Prior to the joining the Lightstone Group in April of 2008, Ms. Brandin held the position of Executive Vice President and Chief Financial Officer of US Power Generation from September 2007 through November 2007 and before that was the Executive Vice President and Chief Financial Officer of Equity Residential, the largest publicly traded apartment REIT in the country from August 2004 through September 2007. Prior to joining Equity Residential, Ms. Brandin held the position of Senior Vice President and Treasurer for Cardinal Health, Inc. from June 2000 through August 2004. Prior to 2000, Ms. Brandin held various executive-level positions at Campbell Soup, Emerson Electric Company and Peabody Holding Company. Ms. Brandin earned her Masters in Finance at St. Louis University and is a certified public accountant.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table presents certain information as of September 30, 2016 concerning:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of our directors and executive officers serving in such capacity; and
•	all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock of the Lightstone REIT II Beneficially Owned		Percent of All Common Shares of the Lightstone REIT II
David Lichtenstein	20,000	(2)	0.11%
Edwin J. Glickman	—		—
George R. Whittemore	—		—
Dov Gertzulin	—		—
Mitchell Hochberg	—		—
Donna Brandin	—		—
Joseph Teichman	—		—
Our directors and officers as a group (7 persons)	20,000		0.11%

(1)	The business address of each individual listed in the table is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.
(2)	Includes 20,000 shares owned by our Advisor. Our Advisor is wholly owned by The Lightstone Group, LLC, which is controlled and majority owned by David Lichtenstein, our Sponsor.

EQUITY COMPENSATION PLAN INFORMATION

Employee and Director Incentive Restricted Share Plan

Our employee and director incentive restricted share plan:

•	furnishes incentives to individuals chosen to receive restricted shares because they are considered capable of improving our operations and increasing profits;
•	encourages selected persons to accept or continue employment with our Advisor and its affiliates; and
•	increases the interest of our employees, officers and directors in our welfare through their participation in the growth in the value of shares of our Common Stock.

Our employee and director incentive restricted share plan provides us with the ability to grant awards of restricted shares of our Common Stock to our directors, officers and full-time employees (in the event we ever have employees), full-time employees of our Advisor and its affiliates, full-time employees of entities that provide services to us, directors of the advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of our Common Stock reserved for issuance under this plan is equal to 0.5% of our outstanding shares on a fully diluted basis at any time, not to exceed 255,000 shares.

Restricted share awards entitle the recipient to shares of Common Stock from us under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares.

The guidance under Section 409A of the Internal Revenue Code provides that there is no deferral of compensation merely because the value of property (received in connection with the performance of services) is not includible in income by reason of the property being substantially nonvested (as defined in Section 83 of the Internal Revenue Code). Accordingly, it is intended that the restricted share grants will not be considered “nonqualified deferral compensation.”

We have not yet granted any awards of restricted shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of our Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Common Stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2015, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our Common Stock complied with these filing requirements in 2015.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

David Lichtenstein serves as the Chairman of our Board of Directors, our Chief Executive Officer and our President. Our Advisor, Beacon Property Management, LLC, Paragon Retail Property Management LLC (“Paragon”), which previously operated under the name Prime Retail Property Management, LLC (collectively, our “Property Manager”) are majority owned and controlled subsidiaries of our Sponsor, The Lightstone Group, which is majority owned by Mr. Lichtenstein. On February 17, 2009, we entered into agreements with our Advisor and Property Manager to pay certain fees, as described below, in exchange for services performed by these and other affiliated entities. As the indirect owner of those entities, Mr. Lichtenstein benefits from fees and other compensation that they receive pursuant to these agreements.

Effective September 27, 2012, Orchard Securities, LLC (“Orchard Securities”) became the Dealer Manager of the Company’s Follow-On Offering. Orchard Securities also opened a branch office that does business as “Lightstone Capital Markets” and focuses primarily on distributing interests in programs sponsored by our Sponsor.

Property Manager

We pay our Property Manager a monthly management fee of up to 5% of the gross revenues from our residential, lodging and retail properties. In addition, for the management and leasing of our office and industrial properties, we pay to our Property Manager property management and leasing fees of up to 4.5% of gross revenues from our office and industrial properties. We may pay our Property Manager a separate fee for the one-time initial rent-up or leasing-up of newly constructed office and industrial properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area.

Notwithstanding the foregoing, our property managers are entitled to receive higher fees in the event our property managers demonstrate to the satisfaction of a majority of the directors (including a majority of the independent directors) that a higher competitive fee is justified for the services rendered. Our Property Manager will also be paid a monthly fee for any extra services equal to no more than that which would be payable to an unrelated party providing the services. The actual amounts of these fees are dependent upon results of operations and, therefore, cannot be determined at the present time.

We have not incurred any fees to the Property Manager for the years ended December 31, 2015 and 2014.

Dealer Manager

During our initial public offering, we paid the Dealer Manager selling commissions of up to 7% of gross offering proceeds, before reallowance of commissions earned by participating broker-dealers. The Dealer Manager expects to reallow 100% of commissions earned for those transactions that involve participating broker-dealers. We also pay to our Dealer Manager a dealer manager fee of up to 3% of gross offering proceeds, or approximately $9,000,000, if the maximum offering is sold, before reallowance to participating broker-dealers. Our Dealer Manager, in its sole discretion, may reallow a portion of its dealer manager fee of up to 3% of the gross offering proceeds to be paid to such participating broker-dealers. Total fees paid to our Dealer Manager were $8.9 million in 2014. No fees were paid to our Dealer Manager in 2015.

Advisor

We pay our Advisor an acquisition fee equal to 0.95% of the gross contractual purchase price (including any mortgage assumed) of each property purchased and reimburse our Advisor for expenses that it incurs in connection with the purchase of a property. We anticipate that acquisition expenses will be 0.45% of a property’s purchase price, and acquisition fees and expenses are capped at 5% of the gross contract purchase price of a property. However, $11.3 million may be paid as an acquisition fee and for the reimbursement of acquisition expenses if the maximum offering was sold, assuming aggregate long-term permanent leverage of approximately 75%. The Advisor is also paid an advisor asset management fee of 0.95% of our average invested assets and we reimburse some expenses of the Advisor. Total fees paid to the Advisor for the years ended December 31, 2015 and 2014 were $2.0 million and $0.5 million, respectively.

Commencing with the quarter ended June 30, 2013, the Advisor has elected to waive or reduce its quarterly asset management fee to the extent our non-GAAP measure modified funds from operations available, or MFFO, as defined by the Investment Program Association, or IPA, for the preceding twelve months period ending on the last day of the current quarter is less than the distributions declared with respect to the same twelve month period. As a result, asset management fees of $0.8 million were waived by the Advisor during the year ended December 31, 2014. No asset management fees were waived in 2015.

Sponsor

The Sponsor has agreed to purchase subordinated profits interests in the Company’s operating partnership semiannually at a price of $100,000 per $1,000,000 in subscriptions until the maximum offering is achieved. The Sponsor may elect to purchase subordinated profits interests with cash or contributions of interests in real property. The proceeds received from the cash sale of subordinated profits interests will be used to offset amounts paid by the Company for the dealer manager fees, selling commissions and other offering costs.

As the sole member of our Sponsor, which wholly owns Lightstone SLP II, LLC, Mr. Lichtenstein is the indirect, beneficial owner of such subordinated profits interests and will thus receive an indirect benefit from any distributions made in respect thereof.

These subordinated profits interests will entitle Lightstone SLP II, LLC to a portion of any regular and liquidation distributions that we make to stockholders, but only after stockholders have received a stated preferred return. Although the actual amounts are dependent upon results of operations and, therefore, cannot be determined at the present time, distributions to Lightstone SLP II, LLC, as holder of the subordinated profits interests, could be substantial.

Acquisitions and Investments in Entities Affiliated with Sponsor

Brownmill LLC

During 2010, 2011 and 2012, our Sponsor contributed to our operating partnership an approximate aggregate 48.6% equity interest (34.4%, 5.6% and 8.6% in 2010, 2011 and 2012, respectively) in Brownmill LLC (“Brownmill”) in order to fulfill its semi-annual commitment to purchase Subordinated Profits Interests with cash or contributed property. In exchange, the Company issued an aggregate of 48 units (33, 6 and 9 in 2010, 2011 and 2012, respectively) of Subordinated Profits Interests, at $100,000 per unit (at an aggregate total value of $4.8 million, of which $3.3 million, $0.6 million and $0.9 million were in 2010, 2011 and 2012, respectively), to Lightstone SLP II LLC. Our 48.6% aggregate interest in Brownmill is a non-managing interest. An affiliate of our Sponsor is the majority owner and manager of Brownmill. Affiliates of our Sponsor own the remaining 51.4% interest in Brownmill. Profit and cash distributions are allocated in accordance with each investor’s ownership percentage. We account for our on investment in Brownmill in accordance with the equity method of accounting.

Hotel Acquisitions

On January 19, 2015, the Company’s board of directors provided approval for the Company to form a joint venture (the “Joint Venture”) with Lightstone I and for the Joint Venture to acquire Lightstone I’s membership interest in up to 11 limited service hotels (the “LVP REIT Hotels”). The Company’s Advisor elected to waive the acquisition fee associated with this transaction.

On January 29, 2015, the Company entered into an agreement to form the Joint Venture with Lightstone I whereby the Company and Lightstone I have 97.5% and 2.5% membership interests in the Joint Venture, respectively. The Company is the managing member. Each member may receive distributions and make future capital contributions based upon its respective ownership percentage, as required.

On January 29, 2015, the Company, through the Joint Venture, completed the acquisition of 100% membership interest in a portfolio of five limited service hotels (the “Hotel I Portfolio”) for approximately $64.6 million, excluding transaction costs. The five limited service hotels included in the Hotel I Portfolio are as follows:

•	a Courtyard by Marriott located in Willoughby, Ohio;
•	a Fairfield Inn & Suites by Marriott located in West Des Moines,;

•	a SpringHill Suites by Marriott located in West Des Moines, Iowa
•	a Hampton Inn located in Miami, Florida; and
•	a Hampton Inn & Suites located in Fort Lauderdale, Florida.

On February 11, 2015, the Company, through the Joint Venture, completed the acquisition of Lightstone I’s (i) 100% membership interest in a Courtyard by Marriott located in Parsippany, New Jersey (the “Courtyard — Parsippany”) and (ii) 90% membership interest in a Residence Inn by Marriott located in Baton Rouge, Louisiana (the “Residence Inn — Baton Rouge”) for an aggregate purchase price of $24.1 million. In connection with the acquisition of the Courtyard — Parsippany and the Residence Inn — Baton Rouge, the Joint Venture, through subsidiaries, assumed an aggregate of approximately $11.6 million of debt and paid approximately $12.2 million from cash contributed by the Joint Venture members based upon their respective ownership percentages (the Company $11.9 million and Lightstone I $0.3 million.)

On June 10, 2015, the Company through the Joint Venture, completed the acquisition of Lightstone I’s (i) 100% membership interest in a Holiday Inn Express Hotel & Suites located in Auburn, Alabama (the “Holiday Inn Express — Auburn”), (ii) 100% membership interest in an Aloft Hotel located in Rogers, Arkansas (the “Aloft — Rogers”) and (iii) 95% membership interest in a Fairfield Inn & Suites by Marriott located in Jonesboro, Arkansas (the “Fairfield Inn — Jonesboro” and collectively, the “Hotel II Portfolio”) for an aggregate acquisition price of approximately $28.0 million (including approximately $0.3 million which represents the 5% minority interest in the Fairfield Inn — Jonesboro), excluding closing and other related transaction costs. In connection with the acquisition of the Hotel II Portfolio, the Joint Venture, through subsidiaries, assumed approximately $15.1 million of debt and paid approximately $12.9 million from cash contributed by the Joint Venture members based upon their respective ownership percentages (the Company $12.6 million and Lightstone I $0.3 million.)

On June 30, 2015, the Company through the Joint Venture, completed the acquisition of Lightstone I’s (i) 90% membership interest in a Courtyard by Marriott located in Baton Rouge, Louisiana (the “Courtyard — Baton Rouge”) for an aggregate acquisition price of approximately $7.4 million (including approximately $0.7 million which represents the 10% minority interest in the Courtyard — Baton Rouge), excluding closing and other related transaction costs. In connection with the acquisition of the Courtyard — Baton Rouge, the Joint Venture, through subsidiaries, assumed approximately $6.1 million of debt and paid approximately $1.3 million from cash contributed by the Joint Venture members based upon their respective ownership percentages (the Company $1.2 million and Lightstone I $0.1 million).

Notes Receivable from Related Party

The Company has entered into various revolving promissory notes with the operating partnership of Lightstone III, a REIT also sponsored by the Company’s Sponsor as discussed below.

Des Moines Note Receivable

On February 4, 2015, the Company entered into a revolving promissory note (the “Des Moines Note Receivable”) of up to $10.0 million with the operating partnership of Lightstone III. On the same date, in connection with Lightstone III’s acquisition of a Hampton Inn hotel located in Des Moines, Iowa (the “Hampton Inn — Des Moines”), the Company funded $8.2 million under the Des Moines Note Receivable.

The Des Moines Note Receivable had a term of one year, bore interest at a floating rate of three-month Libor plus 6.0% and required quarterly interest payments through its stated maturity with the entire unpaid balance due upon maturity. Lightstone III paid the Company an origination fee of $100 in connection with the Des Moines Note Receivable and pledged its ownership interest in the Hampton Inn — Des Moines as collateral. The Des Moines Note Receivable had no outstanding balance as of December 31, 2015 and subsequently expired on February 4, 2016.

Durham Note Receivable

On May 15, 2015, the Company entered into a revolving promissory note (the “Durham Note Receivable”) of up to $13.0 million with the operating partnership of Lightstone III. On the same date, in connection with Lightstone III’s acquisition of a Courtyard by Marriott hotel located in Durham, North Carolina (the “Courtyard — Durham”), the Company funded $12.0 million under the Durham Note Receivable.

The Durham Note Receivable had a term of one year, bore interest at a floating rate of three-month Libor plus 6.0% and required quarterly interest payments through its stated maturity with the entire unpaid balance due upon maturity. Lightstone III paid the Company an origination fee of $130 in connection with the Durham Note Receivable and pledged its ownership interest in the Courtyard — Durham as collateral. On May 2, 2016, the Durham Note Receivable was repaid in full and terminated. The outstanding principal balance and remaining availability under the Durham Note Receivable were $2.1 million and $10.9 million, respectively, as of December 31, 2015.

Lansing Note Receivable

On May 2, 2016, the Company entered into a revolving promissory note (the “Lansing Note Receivable”) of up to $8.0 million with the operating partnership of Lightstone III, of which $6.0 million was funded. The Lansing Note Receivable had a term of one year (with an option for an additional year), bore interest at a floating rate of three-month Libor plus 6.0% (6.65% as of June 30, 2016) and required quarterly interest payments through its stated maturity with the entire unpaid balance due upon maturity. Lightstone III paid the Company an origination fee of $80 in connection with the Lansing Note Receivable and pledged its ownership interest in a Hampton Inn hotel located in Lansing, Michigan as collateral. The outstanding principal balance and remaining availability under the Lansing Note Receivable were $6.0 million and $2.0 million, respectively, as of June 30, 2016. On July 13, 2016, the Lansing Note Receivable was repaid in full and terminated.

Green Bay Note Receivable

On May 2, 2016, the Company entered into a revolving promissory note (the “Green Bay Note Receivable”) of up to $14.5 million with the operating partnership of Lightstone III, of which $10.2 million was funded. The Green Bay Note Receivable had a term of one year (with an option for an additional year), bore interest at a floating rate of three-month Libor plus 6.0% (6.65% as of June 30, 2016) and required quarterly interest payments through its stated maturity with the entire unpaid balance due upon maturity. Lightstone III paid the Company an origination fee of $145 in connection with the Green Bay Note Receivable and pledged its ownership interest in a SpringHill Suites hotel located in Green Bay, Wisconsin as collateral. The outstanding principal balance and remaining availability under the Green Bay Note Receivable were $10.2 million and $4.3 million, respectively, as of June 30, 2016. On July 13, 2016, the Green Bay Note Receivable was repaid in full and terminated.

During the year ended December 31, 2015, the Company received origination fees of $0.2 million and interest of $0.7 million from Lightstone III in connection with the Des Moines Promissory Note and the Durham Promissory Note.

Other Related Party Transactions

From time to time, the Company purchases title insurance from an agent in which our Sponsor owns a 50% limited partnership interest. Because this title insurance agent receives significant fees for providing title insurance, our Advisor may face a conflict of interest when considering the terms of purchasing title insurance from this agent. However, prior to the purchase by the Company of any title insurance, an independent title consultant with more than 25 years of experience in the title insurance industry reviews the transaction, and performs market research and competitive analysis on our behalf. This process results in terms similar to those that would be negotiated at an arm’s-length basis. During the year ended December 31, 2014, the Company has approximately $44,000 in fees associated with this title insurance agent. No fees associated with this title insurance agent were paid in 2015.

Review, Approval or Ratification of Transactions with Related Persons

Our Charter generally requires that any transactions between us and our Sponsor, our Advisor, our directors, or their affiliates must be approved by a majority of our directors (including a majority of Independent Directors) not otherwise interested in the transaction. In addition, our Board of Directors has adopted a policy relating to the review, approval and ratification of transactions with related persons. This policy applies to any transaction, the amount of which exceeds $120,000, between us and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of our voting securities. Any such related person transaction is subject to approval by the Board of Directors. The Board of Directors will decide whether or not to approve a related party transaction and will generally approve only those transactions that do not create a conflict of interest. The Board of Directors (including a majority of the Independent Directors) has approved the transactions disclosed in this section titled “Certain Relationships and Related Party Transactions.”

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP audited our financial statements for the years ended December 31, 2015 and 2014. EisnerAmper LLP reports directly to our Audit Committee. The Audit Committee reviewed the audit and nonaudit services performed by EisnerAmper LLP, as well as the fees charged by EisnerAmper LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of EisnerAmper LLP.

One or more representatives of EisnerAmper LLP have been invited and are expected to be present at the 2016 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed to the Company for the years ended December 31, 2015 and 2014 by the Company’s principal accounting firm:

	2015	2014
Audit Fees(a)	$288,500	$309,000
Audit-Related Fees(b)	195,500	—
Tax Fees(c)	90,000	65,000
Total Fees	$574,000	$374,000

(a)	Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements and interim reviews, including services normally provided in connection with statutory and regulatory filings including registration statement consents.
(b)	Fees for audit-related services related to audits of entities that the Company has acquired.
(c)	Fees for tax services.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the independent registered public accounting firm in advance of the services being performed. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

All services rendered by EisnerAmper LLP for the years ended December 31, 2015 and 2014 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

To the Directors of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

We have reviewed and discussed with management Lightstone Value Plus Real Estate Investment Trust II, Inc.’s audited consolidated financial statements as of and for the year ended December 31, 2015.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the board of directors that the consolidated financial statements referred to above be included in Lightstone Value Plus Real Estate Investment Trust II, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee
George R. Whittemore
Edwin J. Glickman
Dov Gertzulin

INDEPENDENT DIRECTORS’ REPORT

To the Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

We have reviewed the Company’s policies and determined that they are in the best interest of the Company’s stockholders. Set forth below is a discussion of the basis for that determination.

General

The Company’s primary objective is to achieve capital appreciation with a secondary objective of income without subjecting principal to undue risk. The Company intends to achieve this goal primarily through investments in real estate properties.

The Company intends to acquire residential and commercial properties as well as mortgage type securities. The Company’s acquisitions may include both portfolios and individual properties. The Company expects that its commercial holdings will consist of retail (primarily multi-tenanted shopping centers), lodging (primarily extended stay hotels), industrial and office properties and that the Company’s residential properties will be principally comprised of “Class B” multi-family complexes.

The following is descriptive of the Company’s investment objectives and policies:

•	Reflecting a flexible operating style, the Company’s portfolio is likely to be diverse and include properties of different types (such as retail, office, industrial and residential properties); both passive and active investments; and joint venture transactions. The portfolio is likely to be determined largely by the purchase opportunities that the market offers, whether on an upward or downward trend. This is in contrast to those funds that are more likely to hold investments of a single type, usually as outlined in their charters.
•	The Company may invest in properties that are not sold through conventional marketing and auction processes. The Company’s investments may be at a dollar cost level lower than levels that attract those funds that hold investments of a single type.
•	The Company may be more likely to make investments that are in need of rehabilitation, redirection, remarketing and/or additional capital investment.
•	The Company may place major emphasis on a bargain element in its purchases, and often on the individual circumstances and motivations of the sellers. The Company will search for bargains that become available due to circumstances that occur when real estate cannot support the mortgages securing the property.
•	The Company intends to pursue returns in excess of the returns targeted by real estate investors who target a single type of property investment.
•	The Company may diversify its portfolio by investing up to 20% of its net assets in collateralized debt obligations, commercial mortgage-backed securities and mortgage and mezzanine loans secured, directly or indirectly, by the same types of properties which it may acquire.

Financing Policies

The Company intends to utilize leverage to acquire its properties. The number of different properties the Company will acquire will be affected by numerous factors, including, the amount of funds available to us. When interest rates on mortgage loans are high or financing is otherwise unavailable on terms that are satisfactory to the Company, the Company may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. There is no limitation on the amount the Company may invest in any single property or on the amount the Company can borrow for the purchase of any property.

The Company intends to limit its aggregate long-term permanent borrowings to 75% of the aggregate fair market value of all properties unless any excess borrowing is approved by a majority of the independent directors and is disclosed to the Company’s stockholders. The Company may also incur short-term indebtedness, having a maturity of two years or less. By operating on a leveraged basis, the Company will have more funds available for investment in properties. This will allow the Company to make more investments than would otherwise be possible, resulting in a more diversified portfolio. Although the Company’s liability for the repayment of indebtedness is expected to be limited to the value of the property securing the liability and the rents or profits derived therefrom, the Company’s use of leveraging increases the risk of default on the mortgage payments and a resulting foreclosure of a particular property. To the extent that the Company does not obtain mortgage loans on the Company’s properties, the Company’s ability to acquire additional properties will be restricted. The Company will endeavor to obtain financing on the most favorable terms available.

Policy on Sale or Disposition of Properties

The Company’s board of directors will determine whether a particular property should be sold or otherwise disposed of after considering the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving its principal investment objectives.

The Company currently intends to hold its properties for a minimum of seven to ten years prior to selling them. After seven to ten years, the Company’s board of directors may decide to liquidate the Company, list its shares on a national stock exchange, sell its properties individually or merge or otherwise consolidate the Company with a publicly-traded REIT. Alternatively, the Company may merge with, or otherwise be acquired by, the Sponsor or its affiliates. The Company may, however, sell properties prior to such time and if so, may invest the proceeds from any sale, financing, refinancing or other disposition of its properties into additional properties. Alternatively, the Company may use these proceeds to fund maintenance or repair of existing properties or to increase reserves for such purposes. The Company may choose to reinvest the proceeds from the sale, financing and refinancing of its properties to increase its real estate assets and its net income. Notwithstanding this policy, the board of directors, in its discretion, may distribute all or part of the proceeds from the sale, financing, refinancing or other disposition of all or any of the Company’s properties to the Company’s stockholders. In determining whether to distribute these proceeds to stockholders, the board of directors will consider, among other factors, the desirability of properties available for purchase, real estate market conditions, the likelihood of the listing of the Company’s shares on a national securities exchange and compliance with the applicable requirements under federal income tax laws.

When the Company sells a property, it intends to obtain an all-cash sale price. However, the Company may take a purchase money obligation secured by a mortgage on the property as partial payment, and there are no limitations or restrictions on the Company’s ability to take such purchase money obligations. The terms of payment to the Company will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. If the Company receives notes and other property instead of cash from sales, these proceeds, other than any interest payable on these proceeds, will not be available for distributions until and to the extent the notes or other property are actually paid, sold, refinanced or otherwise disposed. Therefore, the distribution of the proceeds of a sale to the stockholders may be delayed until that time. In these cases, the Company will receive payments in cash and other property in the year of sale in an amount less than the selling price and subsequent payments will be spread over a number of years.

Independent Directors
George R. Whittemore
Edwin J. Glickman
Dov Gertzulin

OTHER MATTERS PRESENTED FOR ACTION AT THE 2016 ANNUAL MEETING
OF STOCKHOLDERS

Our Board of Directors does not intend to present for consideration at the 2016 Annual Meeting of stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING
OF STOCKHOLDERS

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2017 Annual Meeting of stockholders, the proposal must be received at our principal executive offices no later than June 1, 2017.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2017 Annual Meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2017 Annual Meeting of Stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on May 1, 2017 and ending at 5:00 p.m., Eastern Daylight Time, on June 1, 2017 and must contain information specified in our bylaws, including:

1.	as to each director nominee,
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any),
•	the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman (telephone: (866) 792-8700).

By Order of the Board of Directors,

/s/ Joseph Teichman

Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 14, 2016

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

AUTHORIZE A PROXY
ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

AUTHORIZE A PROXY
BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

AUTHORIZE A PROXY
BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
460 Park Avenue, 13th Floor
New York, NY 10022
on December 1, 2016

Please detach at perforation before mailing.

PROXY **LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.** **PROXY**
Proxy Solicited on Behalf of the Board of Directors

The undersigned stockholder of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation (the "Company"), revoking any proxy heretofore given for the Meeting of the Stockholders described below, hereby appoints Joseph Teichman, as proxy, with full powers of substitution, to attend the Annual Meeting of Stockholders of the Company, to be held at 460 Park Avenue, 13th Floor, New York, New York 10022 at 9:15 a.m. eastern time on December 1, 2016 and any adjournment or postponement thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting, the terms of which are incorporated by reference.

AUTHORIZE A PROXY VIA THE INTERNET: www.proxy-direct.com
AUTHORIZE A PROXY VIA TELEPHONE: 1-800-337-3503

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be indicated in black or blue ink.

Signature(s)

Signature(s)

Date

REIT_2_28240_100616

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Lightstone Stockholder Meeting to Be Held on December 1, 2016.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lig-28240

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. For each of the following nominees for director to serve until the 2017 annual meeting and until their successors are elected and qualify. 01. David W. Lichtenstein 02. Edwin J. Glickman 03. George R. Whittemore 04. Dov Gertzulin	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy Holder.

REIT_2_28240_100616